UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1345 Avenue of the Americas, New York, New York

10105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

“Market Timing” and “Late Trading” Matters

Governmental/Regulatory Matters

Alliance Capital Management L.P. (“Alliance Capital”) has been contacted by the Office of the New York State Attorney General (“NYAG”) and the Securities and Exchange Commission (“SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares.  Alliance Capital has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance Capital has identified conflicts of interest in connection with certain market timing transactions.  In this regard, Alliance Capital has suspended two of its employees, one of whom had been the portfolio manager of the AllianceBernstein Technology Fund, and the other of whom had been an executive involved with selling Alliance Capital’s hedge fund products.  Alliance Capital continues to review the facts and circumstances relevant to the SEC’s and NYAG’s investigations. The Board of Directors of Alliance Capital has authorized a special committee, comprised of the members of Alliance Capital’s Audit Committee and the other independent member of the Board, to direct and oversee the internal investigation.

Private Actions

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (“Hindo Complaint”) was filed against Alliance Capital, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein family of mutual funds (“AllianceBernstein Funds”), Gerald Malone and Charles Schaffran (the “Alliance defendants”), and certain other defendants not affiliated with Alliance Capital.  The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds.  The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of

AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”), Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Sections 206 and 215 of the Investment Advisers Act of 1940 (the “Advisers Act”).  Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Between October 3 and October 29, 2003, seventeen additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants.  These lawsuits are as follows:

Twelve of the lawsuits were brought as class actions filed in federal court (ten in the United States District Court for the Southern District of New York, and two in the United States District Court for the District of New Jersey). Certain of these additional lawsuits allege claims under the Securities Act, the Exchange Act and the Advisers Act, as well as claims under Sections 36(a) and 36(b) of the Investment Company Act of 1940 (the “ICA”) and common law.  All of these lawsuits are brought on behalf of shareholders of AllianceBernstein Funds, except one class action, brought on behalf of persons who participated in Alliance Capital’s Profit Sharing Plan, which alleges claims under Sections 404, 405 and 406 of The Employee Retirement Income Security Act of 1974.

Three lawsuits were brought as derivative actions filed in federal court alleging claims under Section 36(b) of the ICA, the Exchange Act or common law.  Two of these actions were filed in the United States District Court for the Eastern District of New York, and one in the United States District Court for the District of New Jersey.  These actions were brought derivatively on behalf of certain AllianceBernstein Funds, with the broadest lawsuits being brought derivatively on behalf of all AllianceBernstein Funds.

A fourth derivative action was brought in state court in New York by an alleged unitholder of Alliance Holding.  The action was brought derivatively on behalf of Alliance Holding, alleging a claim for breach of fiduciary duty based on allegations that defendants failed to prevent late trading and market timing of AllianceBernstein Fund securities.  Further, on October 17, 2003, Alliance Holding received a letter from counsel for a different alleged Alliance Holding unitholder, alleging that certain directors and officers of Alliance Holding breached their fiduciary duties by knowingly participating in or approving market timing trades of shares of the AllianceBernstein Technology Fund.  The letter demands that the Board of Directors of Alliance Holding take action to remedy these alleged breaches by commencing a civil action against each of the officers and directors named in the letter to recover damages sustained by Alliance Holding as a result of the alleged breaches.

A lawsuit was filed in Superior Court for the State of California, County of Los Angeles alleging claims under Sections 17200 and 17203 of the California Business & Professional Code.  Pursuant to these statutes, the action was brought on behalf of members of the general public of the state of California based on a claim that late trading and market timing activity amounted to an unfair business practice.

All of these lawsuits seek an unspecified amount of damages.

In September 2003, federal and state regulators and law enforcement authorities announced that they were investigating certain practices of the investment management and mutual fund industries, including practices described as late trading and market timing.  These investigations concern activities at various investment management firms including Alliance Capital.  Future developments in the investigations could result in sanctions or fines against Alliance Capital, and could also adversely affect the reputation of these industries generally and Alliance Capital specifically.

As discussed above, private plaintiffs have sued Alliance Capital in lawsuits alleging among other things that late trading and market timing damaged these plaintiffs.  More lawsuits making similar allegations against Alliance Capital may be filed.  At the present time, management of Alliance Capital and Alliance Holding is unable to estimate the impact that the outcome of the investigations, and the outcomes of the current and potential future lawsuits, may have on Alliance Capital’s or Alliance Holding’s results of operations or financial condition.

Item 6.    Resignations of Registrant’s Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

None.

(b)                                 Pro Forma Financial Information

None.

(c)                                  Exhibits

99.20                                 Alliance Capital Management L.P. is furnishing its News Release dated October 30, 2003.

99.21                                 Alliance Capital Management L.P. is furnishing its Third Quarter 2003 Review dated October 30, 2003

Item 8.    Change in Fiscal Year.

                                Not applicable.

Item 9.    Regulation FD Disclosure.

                                                                                                Alliance Capital Management L.P. is furnishing its News Release dated October 30, 2003.  The News Release is attached hereto as Exhibit 99.20.

                                                                                                Alliance Capital Management L.P. is furnishing its Third Quarter 2003 Review dated October 30, 2003.  The Third Quarter 2003 Review is attached hereto as Exhibit 99.21.

Item 10.  Amendments to the Registrant’s Code of Ethics, or

                                                  Waiver of a Provision of the Code of Ethics.

                                                                Not applicable.

Item 11.  Temporary Suspension of Trading under Registrant’s

                                                  Employee Benefit Plans.

                                                                Not applicable.

Item 12.  Results of Operations and Financial Condition.

                                                                                                Alliance Capital Management L.P. is furnishing its News Release dated October 30, 2003.  The News Release is attached hereto as Exhibit 99.20.

Alliance Capital Management L.P. is furnishing its Third Quarter 2003 Review dated October 30, 2003.  The Third Quarter 2003 Review is attached hereto as Exhibit 99.21.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

.		ALLIANCE CAPITAL MANAGEMENT L.P

Dated: October 30, 2003	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph. Jr.
Senior Vice President and
Chief Financial Officer